EXHIBIT 99.3

Volkswagen Auto Lease Trust 2004-A
SERVICER CERTIFICATE For the Annual Collection Period ended December 2005				Collection Period Ended: January-05	Collection Period Ended: February-05	Collection Period Ended: March-05	Collection Period Ended: April-05	Collection Period Ended: May-05	Collection Period Ended: June-05

SUMMARY

	Initial Balance	Ending Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment
Class A-1 Notes	321,000,000.00	—	—	39,726,636.21	32,493,140.68	39,904,388.39	49,886,705.04	—	—
Class A-2 Notes	437,000,000.00	60,863,200.12	0.1392751	—	—	—	200,134.35	39,458,792.28	35,490,542.56
Class A-3 Notes	326,000,000.00	326,000,000.00	1.0000000	—	—	—	—	—	—
Class A-4a Notes	100,000,000.00	100,000,000.00	1.0000000	—	—	—	—	—	—
Class A-4b Notes	316,000,000.00	316,000,000.00	1.0000000	—	—	—	—	—	—
Certificates	209,401,709.41	209,401,709.41	1.0000000	—	—	—	—	—	—

Total	$1,709,401,709.41	$1,012,264,909.53		$39,726,636.21	$32,493,140.68	$39,904,388.39	$50,086,839.39	$39,458,792.28	$35,490,542.56

			Coupon Rate	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment
Class A-1 Notes			1.9992%	296,901.12	183,352.98	149,591.96	83,111.25	—	—
Class A-2 Notes			2.4700%	899,491.67	899,491.67	899,491.67	899,491.67	899,079.72	817,860.38
Class A-3 Notes			2.8400%	771,533.33	771,533.33	771,533.33	771,533.33	771,533.33	771,533.33
Class A-4a Notes			3.0900%	257,500.00	257,500.00	257,500.00	257,500.00	257,500.00	257,500.00
Class A-4b Notes			4.4700%	753,133.33	639,753.06	776,833.33	813,700.00	868,034.44	884,800.00

Total				2,978,559.45	2,751,631.04	2,854,950.29	2,825,336.25	2,796,147.50	2,731,693.71

COLLECTIONS AND AVAILABLE FUNDS

Lease Payments Received				34,086,676.95	26,448,301.96	27,932,014.08	32,544,251.99	25,308,656.03	23,957,620.38
Sales Proceeds — Early Terminations				14,661,635.94	12,230,413.50	13,975,326.49	17,583,751.24	16,366,766.77	15,099,796.43
Sales Proceeds — Scheduled Terminations				848,486.82	2,416,590.52	6,002,678.38	6,458,980.77	5,219,850.49	3,709,474.51
Security Deposits for Terminated Accounts				42,275.00	36,815.00	67,825.00	85,254.75	82,199.00	53,300.00
Excess Wear and Tear Received				4,464.98	6,893.31	23,460.97	65,070.05	38,941.34	34,537.30
Excess Mileage Charges Received				12,296.70	24,425.74	31,213.40	86,801.77	80,296.73	68,108.34
Other Recoveries Received				55,738.52	240,143.03	175,220.55	155,586.30	298,305.14	247,743.68

Subtotal: Total Collections				49,711,574.91	41,403,583.06	48,207,738.87	56,979,696.87	47,395,015.50	43,170,580.64

Repurchase Payments				—	—	—	—	—	—
Postmaturity Term Extension				—	—	—	1,645,151.28	304,873.35	432,735.35
Net Swap Receipt — Class A-4b				—	—	—	4,740.00	59,074.44	75,840.00
Investment Earnings on Collection Account				89,449.17	96,824.74	112,449.83	132,044.96	137,589.91	131,918.89

Total Available Funds, prior to Servicer Advances				49,801,024.08	41,500,407.80	48,320,188.70	58,761,633.11	47,896,553.20	43,811,074.88

Servicer Advance				—	—	—	—	—	—

Total Available Funds				49,801,024.08	41,500,407.80	48,320,188.70	58,761,633.11	47,896,553.20	43,811,074.88

DISTRIBUTIONS

Payment Date Advance Reimbursement				—	—	—	—	—	—
Servicing Fee:
Servicing Fee Shortfall from Prior Periods				—	—	—	—	—	—
Servicing Fee Due in Current Period				1,292,010.48	1,258,904.95	1,231,827.34	1,198,573.68	1,156,834.65	1,123,952.32
Servicing Fee Shortfall				—	—	—	—	—	—
Administration Fee
Administration Fee Shortfall from Prior Periods				—	—	—	—	—	—
Administration Fee Due in Current Period				5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00
Administration Fee Shortfall				—	—	—	—	—	—
Net Swap Payment — Class A-4b				55,826.67	169,206.94	32,126.67	—	—	—
Senior Swap Termination Payment (paid pro rata with Noteholder Interest payment)				—	—	—	—	—	—
Interest Paid to Noteholders
Interest Shortfall from Prior Periods Class A-1 Notes				—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-2 Notes				—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-3 Notes				—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-4a Notes				—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-4b Notes				—	—	—	—	—	—
Interest Due in Current Period Class A-1 Notes				296,901.12	183,352.98	149,591.96	83,111.25	—	—
Interest Due in Current Period Class A-2 Notes				899,491.67	899,491.67	899,491.67	899,491.67	899,079.72	817,860.38
Interest Due in Current Period Class A-3 Notes				771,533.33	771,533.33	771,533.33	771,533.33	771,533.33	771,533.33
Interest Due in Current Period Class A-4a Notes				257,500.00	257,500.00	257,500.00	257,500.00	257,500.00	257,500.00
Interest Due in Current Period Class A-4b Notes				753,133.33	639,753.06	776,833.33	813,700.00	868,034.44	884,800.00
Interest Shortfall Class A-1 Notes				—	—	—	—	—	—
Interest Shortfall Class A-2 Notes				—	—	—	—	—	—
Interest Shortfall Class A-3 Notes				—	—	—	—	—	—
Interest Shortfall Class A-4a Notes				—	—	—	—	—	—
Interest Shortfall Class A-4b Notes				—	—	—	—	—	—
Principal Paid to Noteholders				39,726,636.21	32,493,140.68	39,904,388.39	50,086,839.39	39,458,792.28	35,490,542.56
Amount Paid to Reserve Account to Reach Specified Balance				538,802.00	—	—	—	—	—
Subordinated Swap Termination Payments				—	—	—	—	—	—
Other Amounts paid to Trustees				—	—	—	—	—	—

Remaining Available Funds				5,204,189.27	4,822,524.19	4,291,896.01	4,645,883.79	4,479,778.78	4,459,886.29

Volkswagen Auto Lease Trust 2004-A SERVICER CERTIFICATE	Collection Period Ended: January-05	Collection Period Ended: February-05	Collection Period Ended: March-05	Collection Period Ended: April-05	Collection Period Ended: May-05	Collection Period Ended: June-05
For the Annual Collection Period ended December 2005

CALCULATIONS

Calculation of Principal Distribution Amount: (Sum of)
a) Targeted Principal Distributable Amount:
For Current Units: Change in Securitization Value	24,201,358.08	17,530,920.34	19,073,341.79	23,313,428.42	17,064,159.53	15,991,751.97
For Current Units: Change in Securitization Value for Advanced Payments	—	—	—	—	—	—
For All Terminated Units: Securitization Value (Beg. of Collection Period)	15,525,278.13	14,962,220.34	20,831,046.60	25,128,259.69	22,089,759.40	19,066,055.24
For Repurchases: Securitization Value (Beg. Of Collection Period)	—	—	—	1,645,151.28	304,873.35	432,735.35
b) Principal Carryover Shortfall from Preceding Payment Date	—	—	—	—	—	—
c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date	—	—	—	—	—	—

Principal Distribution Amount before Reserve Account Draw Amount	39,726,636.21	32,493,140.68	39,904,388.39	50,086,839.39	39,458,792.28	35,490,542.56

Remaining Available Funds (Item 40)	45,469,627.48	37,315,664.87	44,196,284.40	54,732,723.18	43,938,571.06	39,950,428.85
Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)	—	—	—	—	—	—
Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)	—	—	—	—	—	—
Principal Carryover Shortfall (If Item 56 > Item 57 less Item 57, else 0)	—	—	—	—	—	—

Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)	39,726,636.21	32,493,140.68	39,904,388.39	50,086,839.39	39,458,792.28	35,490,542.56

Calculation of Servicer Advance:
Available Funds, prior to Servicer Advances (Item 27)	49,801,024.08	41,500,407.80	48,320,188.70	58,761,633.11	47,896,553.20	43,811,074.88
Less: Payment Date Advance Reimbursement (Item 71)	—	—	—	—	—	—
Less: Servicing Fees Paid (Items 32, 33 and 34)	1,292,010.48	1,258,904.95	1,231,827.34	1,198,573.68	1,156,834.65	1,123,952.32
Less: Administration Fees Paid (Items 36, 37 and 38)	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00
Less: Interest Paid to Noteholders and Swap Counterparties (Items 38e, 38f, and 39)	3,034,386.12	2,920,837.98	2,887,076.96	2,825,336.25	2,796,147.50	2,731,693.71
Less: Principal Paid to Noteholders (Item 42)	—	—	39,904,388.39	50,086,839.39	39,458,792.28	35,490,542.56
Less: Amount Paid to Reserve Account to Reach Specified Balance (Item 43)	—	—	—	—	—	—
Less: Subordinated Swap Termination Payments (Item 43b)	—	—	—	—	—	—
Less: Other Amounts paid to Trustees (Item 44)	—	—	—	—	—	—

Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	45,469,627.48	37,315,664.87	4,291,896.01	4,645,883.79	4,479,778.78	4,459,886.29
Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A	N/A	N/A	N/A	N/A	N/A

Servicer Advance (If Item 70 < 0, lesser of Item 70 and Item 71, else 0)	—	—	—	—	—	—

Reconciliation of Servicer Advance:
Beginning Balance of Servicer Advance	—	—	—	—	—	—
Payment Date Advance Reimbursement	—	—	—	—	—	—
Additional Payment Advances for current period	—	—	—	—	—	—

Ending Balance of Payment Advance	—	—	—	—	—	—

RESERVE ACCOUNT

Reserve Account Balances:
Specified Reserve Account Balance	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28
Initial Reserve Account Balance	17,094,017.09	17,094,017.09	17,094,017.09	17,094,017.09	17,094,017.09	17,094,017.09
Beginning Reserve Account Balance	50,660,007.39	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28
Plus: Net Investment Income for the Collection Period	83,241.89	88,056.90	110,285.74	114,660.54	126,111.03	127,221.20

Subtotal: Reserve Fund Available for Distribution	50,743,249.28	51,370,108.18	51,392,337.02	51,396,711.82	51,408,162.31	51,409,272.48
Plus: Deposit of Excess Available Funds	538,802.00	—	—	—	—	—
Less: Reserve Account Draw Amount	—	—	—	—	—	—

Subtotal Reserve Account Balance	51,282,051.28	51,370,108.18	51,392,337.02	51,396,711.82	51,408,162.31	51,409,272.48
Less: Excess Reserve Account Funds to Transferor	—	88,056.90	110,285.74	114,660.54	126,111.03	127,221.20

Equals: Ending Reserve Account Balance	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28

Change in Reserve Account Balance from Immediately Preceding Payment Date	622,043.89	—	—	—	—	—

Current Period Net Residual Losses:	Amounts	Amounts	Amounts	Amounts	Amounts	Amounts
Aggregate Securitization Value for Scheduled Terminated Units	905,618.93	2,699,498.13	6,667,798.79	7,368,235.00	5,792,463.90	4,168,588.37
Less: Sales Proceeds for Current Month Scheduled Terminations	(852,711.82)	(2,428,240.52)	(6,041,778.38)	(6,507,230.77)	(5,261,850.49)	(3,733,174.51)
Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations	(1,100.00)	(12,983.00)	(21,687.50)	(30,662.84)	(113,321.76)	(170,138.52)
Less: Excess Wear and Tear Received	(4,464.98)	(6,893.31)	(23,460.97)	(65,070.05)	(38,941.34)	(34,537.30)
Less: Excess Mileage Received	(12,296.70)	(24,425.74)	(31,213.40)	(86,801.77)	(80,296.73)	(68,108.34)

Current Period Net Residual Losses/(Gains)	35,045.43	226,955.56	549,658.54	678,469.57	298,053.58	162,629.70

Cumulative Net Residual Losses:
Beginning Cumulative Net Residual Losses	12,781.43	47,826.86	274,782.42	824,440.96	1,502,910.53	1,800,964.11
Current Period Net Residual Losses (Item 95)	35,045.43	226,955.56	549,658.54	678,469.57	298,053.58	162,629.70

Ending Cumulative Net Residual Losses	47,826.86	274,782.42	824,440.96	1,502,910.53	1,800,964.11	1,963,593.81

Cumulative Net Residual Losses/(Gains) % of Aggregate Initial Securitization Value	0.00%	0.02%	0.05%	0.09%	0.11%	0.11%

Volkswagen Auto Lease Trust 2004-A SERVICER CERTIFICATE		Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
For the Annual Collection Period ended December 2005		January-05	February-05	March-05	April-05	May-05	June-05

POOL STATISTICS	Initial

Collateral Pool Balance Data
Aggregate Securitization Value	1,709,401,709	1,510,685,944	1,478,192,803	1,438,288,414	1,388,201,575	1,348,742,783	1,313,252,240
Number of Current Contracts	85,972	81,565	80,664	79,347	77,637	76,200	74,940
Weighted Average Lease Rate	4.96%	4.89%	4.88%	4.87%	4.83%	4.81%	4.79%
Average Remaining Term	28.67	22.33	21.49	20.63	19.68	18.89	18.10
Average Original Term	44.43	44.39	44.39	44.40	44.43	44.45	44.47
Monthly Prepayment Speed		105.28%	90.45%	90.18%	102.70%	102.12%	96.31%

		Securitization Value	Securitization Value	Securitization Value	Securitization Value	Securitization Value	Securitization Value
Pool Balance (Securitization Value) — Beginning of Period		1,550,412,580	1,510,685,944	1,478,192,803	1,438,288,414	1,388,201,575	1,348,742,783
Depreciation/Payments		(24,201,358)	(17,530,920)	(19,073,342)	(23,313,428)	(17,064,160)	(15,991,752)
Gross Credit Losses		(951,461)	(1,210,085)	(1,686,913)	(1,856,777)	(1,131,768)	(1,088,812)
Early Terminations		(13,668,198)	(11,052,637)	(12,476,335)	(15,903,247)	(15,165,528)	(13,808,655)
Scheduled Terminations		(905,619)	(2,699,498)	(6,667,799)	(7,368,235)	(5,792,464)	(4,168,588)
Repurchase/Reallocation		—	—	—	(1,645,151)	(304,873)	(432,735)

Pool Balance — End of Period		1,510,685,944	1,478,192,803	1,438,288,414	1,388,201,575	1,348,742,783	1,313,252,240

Delinquencies Aging Profile — End of Period Securitization Value
Current		1,492,707,664	1,461,111,408	1,424,638,233	1,374,688,449	1,335,382,150	1,296,841,423
31 - 90 Days Delinquent		14,984,968	13,796,086	10,943,438	11,499,437	11,631,592	14,773,594
90+ Days Delinquent		2,993,312	3,285,310	2,706,744	2,013,689	1,729,041	1,637,223

Total		1,510,685,943	1,478,192,803	1,438,288,414	1,388,201,575	1,348,742,783	1,313,252,240

Credit Losses:
Aggregate Securitization Value on charged-off units		951,461	1,210,085	1,686,913	1,856,777	1,131,768	1,088,812
Aggregate Liquidation Proceeds on charged-off units		(384,334)	(702,496)	(1,050,085)	(1,107,753)	(672,023)	(611,286)
Recoveries on charged-off units		—	(134,453)	(79,322)	(31,695)	(82,717)	(32,894)

Current Period Aggregate Net Credit Losses/(Gains)		567,127	373,136	557,505	717,330	377,028	444,633

Cumulative Net Credit Losses:
Beginning Cumulative Net Credit Losses		498,161	1,093,169	1,466,305	2,023,811	2,741,141	3,118,169
Current Period Net Credit Losses (Item 124)*		595,008	373,136	557,505	717,330	377,028	444,633

Ending Cumulative Net Credit Losses*		1,093,169	1,466,305	2,023,811	2,741,141	3,118,169	3,562,801

Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Sec. Value		0.06%	0.09%	0.12%	0.16%	0.18%	0.21%

Current Period Net Credit Losses (As Reported)*		567,127
Current Period Net Credit Losses (Revised)*		595,008

Ending Cumulative Net Credit Losses (As Reported)*		1,065,288
Ending Cumulative Net Credit Losses (Revised)*		1,093,169

EXHIBIT 99.3

Volkswagen Auto Lease Trust 2004-A SERVICER CERTIFICATE For the Annual Collection Period ended December 2005				Collection Period Ended: July-05	Collection Period Ended: August-05	Collection Period Ended: September-05	Collection Period Ended: October-05	Collection Period Ended: November-05	Collection Period Ended: December-05	TOTALS

SUMMARY

	Initial Balance	Ending Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment
Class A-1 Notes	321,000,000.00	—	—	—	—	—	—	—	—	162,010,870.32
Class A-2 Notes	437,000,000.00	60,863,200.12	0.1392751	51,923,706.32	47,271,849.28	67,006,852.63	44,695,565.35	45,315,451.48	44,773,905.63	376,136,799.88
Class A-3 Notes	326,000,000.00	326,000,000.00	1.0000000	—	—	—	—	—	—	—
Class A-4a Notes	100,000,000.00	100,000,000.00	1.0000000	—	—	—	—	—	—	—
Class A-4b Notes	316,000,000.00	316,000,000.00	1.0000000	—	—	—	—	—	—	—
Certificates	209,401,709.41	209,401,709.41	1.0000000	—	—	—	—	—	—	—

Total	$1,709,401,709.41	$1,012,264,909.53		$51,923,706.32	$47,271,849.28	$67,006,852.63	$44,695,565.35	$45,315,451.48	$44,773,905.63	$538,147,670.20

			Coupon Rate	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment
Class A-1 Notes			1.9992%	—	—	—	—	—	—	712,957.31
Class A-2 Notes			2.4700%	744,809.01	637,932.71	540,631.49	402,709.05	310,710.68	217,436.38	8,169,136.09
Class A-3 Notes			2.8400%	771,533.33	771,533.33	771,533.33	771,533.33	771,533.33	771,533.33	9,258,400.00
Class A-4a Notes			3.0900%	257,500.00	257,500.00	257,500.00	257,500.00	257,500.00	257,500.00	3,090,000.00
Class A-4b Notes			4.4700%	1,022,523.33	944,243.29	1,026,012.50	1,151,644.44	1,084,248.84	1,216,336.67	11,181,263.24

Total				2,796,365.68	2,611,209.33	2,595,677.32	2,583,386.83	2,423,992.86	2,462,806.38	32,411,756.65

COLLECTIONS AND AVAILABLE FUNDS

Lease Payments Received				30,189,076.23	22,575,327.84	26,369,637.88	21,161,655.48	19,900,704.43	20,360,148.00	310,834,071.25
Sales Proceeds — Early Terminations				21,902,168.80	17,354,615.35	19,150,237.77	14,114,772.96	14,030,442.91	13,581,771.21	190,051,699.37
Sales Proceeds — Scheduled Terminations				7,680,375.58	13,760,467.84	26,814,607.95	13,232,935.47	16,425,413.16	16,106,154.82	118,676,016.31
Security Deposits for Terminated Accounts				84,651.00	109,150.00	172,741.00	97,000.00	86,449.00	96,175.00	1,013,834.75
Excess Wear and Tear Received				61,875.55	78,782.56	117,426.89	116,642.52	98,399.46	133,020.25	779,515.18
Excess Mileage Charges Received				90,075.67	116,953.92	183,874.59	153,945.10	121,823.56	183,785.77	1,153,601.29
Other Recoveries Received				389,832.49	242,210.11	279,376.26	407,745.53	638,730.44	1,407,471.54	4,538,103.59

Subtotal: Total Collections				60,398,055.32	54,237,507.62	73,087,902.34	49,284,697.06	51,301,962.96	51,868,526.59	627,046,841.74

Repurchase Payments				—	—	—	—	—	—	—
Postmaturity Term Extension				887,880.20	1,031,175.30	1,497,027.57	1,629,150.55	—	—	7,427,993.60
Net Swap Receipt — Class A-4b				213,563.33	135,283.29	217,052.50	342,684.44	275,288.84	407,376.67	1,730,903.52
Investment Earnings on Collection Account				153,304.45	195,797.24	187,072.22	209,320.55	194,901.88	222,757.26	1,863,431.10

Total Available Funds, prior to Servicer Advances				61,652,803.30	55,599,763.45	74,989,054.63	51,465,852.60	51,772,153.68	52,498,660.52	638,069,169.96

Servicer Advance				—	—	—	—	—	—	—

Total Available Funds				61,652,803.30	55,599,763.45	74,989,054.63	51,465,852.60	51,772,153.68	52,498,660.52	638,069,169.96

DISTRIBUTIONS

Payment Date Advance Reimbursement				—	—	—	—	—	—	—
Servicing Fee:
Servicing Fee Shortfall from Prior Periods				—	—	—	—	—	—	—
Servicing Fee Due in Current Period				1,094,376.87	1,051,107.11	1,011,713.90	955,874.86	918,628.56	880,865.68	13,174,670.39
Servicing Fee Shortfall				—	—	—	—	—	—	—
Administration Fee
Administration Fee Shortfall from Prior Periods				—	—	—	—	—	—	—
Administration Fee Due in Current Period				5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	60,000.00
Administration Fee Shortfall				—	—	—	—	—	—	—
Net Swap Payment — Class A-4b				—	—	—	—	—	—	257,160.27
Senior Swap Termination Payment (paid pro rata with Noteholder Interest payment)				—	—	—	—	—	—	—
Interest Paid to Noteholders
Interest Shortfall from Prior Periods Class A-1 Notes				—	—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-2 Notes				—	—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-3 Notes				—	—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-4a Notes				—	—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-4b Notes				—	—	—	—	—	—	—
Interest Due in Current Period Class A-1 Notes				—	—	—	—	—	—	712,957.31
Interest Due in Current Period Class A-2 Notes				744,809.01	637,932.71	540,631.49	402,709.05	310,710.68	217,436.38	8,169,136.09
Interest Due in Current Period Class A-3 Notes				771,533.33	771,533.33	771,533.33	771,533.33	771,533.33	771,533.33	9,258,400.00
Interest Due in Current Period Class A-4a Notes				257,500.00	257,500.00	257,500.00	257,500.00	257,500.00	257,500.00	3,090,000.00
Interest Due in Current Period Class A-4b Notes				1,022,523.33	944,243.29	1,026,012.50	1,151,644.44	1,084,248.84	1,216,336.67	11,181,263.24
Interest Shortfall Class A-1 Notes				—	—	—	—	—	—	—
Interest Shortfall Class A-2 Notes				—	—	—	—	—	—	—
Interest Shortfall Class A-3 Notes				—	—	—	—	—	—	—
Interest Shortfall Class A-4a Notes				—	—	—	—	—	—	—
Interest Shortfall Class A-4b Notes				—	—	—	—	—	—	—
Principal Paid to Noteholders				51,923,706.32	47,271,849.28	67,006,852.63	44,695,565.35	45,315,451.48	44,773,905.63	538,147,670.20
Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—	—	538,802.00
Subordinated Swap Termination Payments				—	—	—	—	—	—	—
Other Amounts paid to Trustees				—	—	—	—	—	—	—

Remaining Available Funds				5,833,354.44	4,660,597.72	4,369,810.77	3,226,025.56	3,109,080.79	4,376,082.83	53,479,110.45

EXHIBIT 99.3

Volkswagen Auto Lease Trust 2004-A SERVICER CERTIFICATE	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
For the Annual Collection Period ended December 2005	July-05	August-05	September-05	October-05	November-05	December-05	TOTALS

CALCULATIONS

Calculation of Principal Distribution Amount: (Sum of)
a) Targeted Principal Distributable Amount:
For Current Units: Change in Securitization Value	21,808,284.71	15,111,281.20	19,240,589.76	14,470,677.40	13,334,592.17	14,059,091.01	215,199,476.38
For Current Units: Change in Securitization Value for Advanced Payments	—	—	—	—	—	—	—
For All Terminated Units: Securitization Value (Beg. of Collection Period)	29,227,541.41	31,129,392.78	46,269,235.30	28,595,737.40	31,980,859.31	30,714,814.62	315,520,200.22
For Repurchases: Securitization Value (Beg. Of Collection Period)	887,880.20	1,031,175.30	1,497,027.57	1,629,150.55	—	—	7,427,993.60
b) Principal Carryover Shortfall from Preceding Payment Date	—	—	—	—	—	—	—
c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date	—	—	—	—	—	—	—

Principal Distribution Amount before Reserve Account Draw Amount	51,923,706.32	47,271,849.28	67,006,852.63	44,695,565.35	45,315,451.48	44,773,905.63	538,147,670.20

Remaining Available Funds (Item 40)	57,757,060.76	51,932,447.00	71,376,663.40	47,921,590.91	48,424,532.27	49,149,988.46	592,165,582.65
Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)	—	—	—	—	—	—	—
Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)	—	—	—	—	—	—	—
Principal Carryover Shortfall (If Item 56 > Item 57 less Item 57, else 0)	—	—	—	—	—	—	—

Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)	51,923,706.32	47,271,849.28	67,006,852.63	44,695,565.35	45,315,451.48	44,773,905.63	538,147,670.20

Calculation of Servicer Advance:
Available Funds, prior to Servicer Advances (Item 27)	61,652,803.30	55,599,763.45	74,989,054.63	51,465,852.60	51,772,153.68	52,498,660.52
Less: Payment Date Advance Reimbursement (Item 71)	—	—	—	—	—	—
Less: Servicing Fees Paid (Items 32, 33 and 34)	1,094,376.87	1,051,107.11	1,011,713.90	955,874.86	918,628.56	880,865.68
Less: Administration Fees Paid (Items 36, 37 and 38)	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00
Less: Interest Paid to Noteholders and Swap Counterparties (Items 38e, 38f, and 39)	2,796,365.68	2,611,209.33	2,595,677.32	2,583,386.83	2,423,992.86	2,462,806.38
Less: Principal Paid to Noteholders (Item 42)	51,923,706.32	47,271,849.28	67,006,852.63	44,695,565.35	45,315,451.48	44,773,905.63
Less: Amount Paid to Reserve Account to Reach Specified Balance (Item 43)	—	—	—	—	—	—
Less: Subordinated Swap Termination Payments (Item 43b)	—	—	—	—	—	—
Less: Other Amounts paid to Trustees (Item 44)	—	—	—	—	—	—

Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	5,833,354.44	4,660,597.72	4,369,810.77	3,226,025.56	3,109,080.79	4,376,082.83
Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A	N/A	N/A	N/A	N/A	N/A

Servicer Advance (If Item 70 < 0, lesser of Item 70 and Item 71, else 0)	—	—	—	—	—	—	—

Reconciliation of Servicer Advance:
Beginning Balance of Servicer Advance	—	—	—	—	—	—
Payment Date Advance Reimbursement	—	—	—	—	—	—
Additional Payment Advances for current period	—	—	—	—	—	—

Ending Balance of Payment Advance	—	—	—	—	—	—

RESERVE ACCOUNT

Reserve Account Balances:
Specified Reserve Account Balance	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28
Initial Reserve Account Balance	17,094,017.09	17,094,017.09	17,094,017.09	17,094,017.09	17,094,017.09	17,094,017.09	17,094,017.09
Beginning Reserve Account Balance	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	50,660,007.39
Plus: Net Investment Income for the Collection Period	139,117.19	147,204.91	149,145.57	161,274.28	164,929.10	178,785.11	1,590,033.46

Subtotal: Reserve Fund Available for Distribution	51,421,168.47	51,429,256.19	51,431,196.85	51,443,325.56	51,446,980.38	51,460,836.39	52,250,040.85
Plus: Deposit of Excess Available Funds	—	—	—	—	—	—	538,802.00
Less: Reserve Account Draw Amount	—	—	—	—	—	—	—

Subtotal Reserve Account Balance	51,421,168.47	51,429,256.19	51,431,196.85	51,443,325.56	51,446,980.38	51,460,836.39	52,788,842.85
Less: Excess Reserve Account Funds to Transferor	139,117.19	147,204.91	149,145.57	161,274.28	164,929.10	178,785.11	1,506,791.57

Equals: Ending Reserve Account Balance	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28

Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—	—

Current Period Net Residual Losses:	Amounts	Amounts	Amounts	Amounts	Amounts	Amounts
Aggregate Securitization Value for Scheduled Terminated Units	7,969,489.08	14,323,762.13	27,782,355.98	14,709,160.81	18,423,325.54	17,467,524.40	128,277,821.06
Less: Sales Proceeds for Current Month Scheduled Terminations	(7,722,325.58)	(13,846,567.84)	(26,949,482.95)	(13,294,635.47)	(16,483,163.16)	(16,160,154.82)	(119,281,316.31)
Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations	(163,583.50)	(152,397.52)	(236,893.54)	(369,473.19)	(618,012.36)	(1,392,407.40)	(3,282,661.13)
Less: Excess Wear and Tear Received	(61,875.55)	(78,782.56)	(117,426.89)	(116,642.52)	(98,399.46)	(133,020.25)	(779,515.18)
Less: Excess Mileage Received	(90,075.67)	(116,953.92)	(183,874.59)	(153,945.10)	(121,823.56)	(183,785.77)	(1,153,601.29)

Current Period Net Residual Losses/(Gains)	(68,371.22)	129,060.29	294,678.01	774,464.53	1,101,927.00	(401,843.84)	3,780,727.15

Cumulative Net Residual Losses:
Beginning Cumulative Net Residual Losses	1,963,593.81	1,895,222.59	2,024,282.88	2,318,960.89	3,093,425.42	4,195,352.42	12,781.43
Current Period Net Residual Losses (Item 95)	(68,371.22)	129,060.29	294,678.01	774,464.53	1,101,927.00	(401,843.84)	3,780,727.15

Ending Cumulative Net Residual Losses	1,895,222.59	2,024,282.88	2,318,960.89	3,093,425.42	4,195,352.42	3,793,508.58	3,793,508.58

Cumulative Net Residual Losses/(Gains) % of Aggregate Initial Securitization Value	0.11%	0.12%	0.14%	0.18%	0.25%	0.22%	0.22%

EXHIBIT 99.3

Volkswagen Auto Lease Trust 2004-A SERVICER CERTIFICATE		Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
For the Annual Collection Period ended December 2005		July-05	August-05	September-05	October-05	November-05	December-05	TOTALS

POOL STATISTICS	Initial

Collateral Pool Balance Data
Aggregate Securitization Value	1,709,401,709	1,261,328,534	1,214,056,685	1,147,049,832	1,102,354,267	1,057,038,815	1,012,264,910
Number of Current Contracts	85,972	72,947	70,679	67,207	65,074	62,838	60,753
Weighted Average Lease Rate	4.96%	4.77%	4.76%	4.74%	4.73%	4.74%	4.75%
Average Remaining Term	28.67	17.14	16.51	15.86	15.22	14.64	13.95
Average Original Term	44.43	44.51	44.58	44.75	44.84	44.96	45.07
Monthly Prepayment Speed		93.19%	87.13%	95.19%	88.54%	85.35%	83.41%

		Securitization Value	Securitization Value	Securitization Value	Securitization Value	Securitization Value	Securitization Value
Pool Balance (Securitization Value) — Beginning of Period		1,313,252,240	1,261,328,534	1,214,056,685	1,147,049,832	1,102,354,267	1,057,038,815	1,550,412,580
Depreciation/Payments		(21,808,285)	(15,111,281)	(19,240,590)	(14,470,677)	(13,334,592)	(14,059,091)	(215,199,476)
Gross Credit Losses		(833,972)	(756,404)	(1,032,407)	(1,201,775)	(432,945)	(718,407)	(12,901,726)
Early Terminations		(20,424,081)	(16,049,226)	(17,454,473)	(12,684,802)	(13,124,589)	(12,528,883)	(174,340,654)
Scheduled Terminations		(7,969,489)	(14,323,762)	(27,782,356)	(14,709,161)	(18,423,326)	(17,467,524)	(128,277,821)
Repurchase/Reallocation		(887,880)	(1,031,175)	(1,497,028)	(1,629,151)	—	—	(7,427,994)

Pool Balance — End of Period		1,261,328,534	1,214,056,685	1,147,049,832	1,102,354,267	1,057,038,815	1,012,264,910	1,012,264,910

Delinquencies Aging Profile — End of Period Securitization Value
Current		1,243,339,921	1,195,251,154	1,128,536,366	1,084,303,050	1,038,236,938	993,271,722
31 - 90 Days Delinquent		15,631,990	15,895,755	15,550,980	15,075,310	15,396,261	15,180,560
90+ Days Delinquent		2,356,622	2,909,775	2,962,486	2,975,906	3,405,616	3,812,627

Total		1,261,328,534	1,214,056,685	1,147,049,832	1,102,354,267	1,057,038,815	1,012,264,909

Credit Losses:
Aggregate Securitization Value on charged-off units		833,972	756,404	1,032,407	1,201,775	432,945	718,407	12,901,726
Aggregate Liquidation Proceeds on charged-off units		(605,624)	(522,859)	(720,576)	(855,783)	(299,673)	(502,824)	(8,035,316)
Recoveries on charged-off units		(167,459)	(33,410)	(9,336)	—	(1,583)	(220)	(573,089)

Current Period Aggregate Net Credit Losses/(Gains)		60,888	200,135	302,495	345,992	131,689	215,362	4,293,321

Cumulative Net Credit Losses:
Beginning Cumulative Net Credit Losses		3,562,801	3,623,689	3,823,825	4,126,319	4,472,311	4,604,001	498,161
Current Period Net Credit Losses (Item 124)*		60,888	200,135	302,495	345,992	131,689	215,362	4,321,202

Ending Cumulative Net Credit Losses*		3,623,689	3,823,825	4,126,319	4,472,311	4,604,001	4,819,363	4,819,363

Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Sec. Value		0.21%	0.22%	0.24%	0.26%	0.27%	0.28%	0.28%

Current Period Net Credit Losses (As Reported)*
Current Period Net Credit Losses (Revised)*

Ending Cumulative Net Credit Losses (As Reported)*
Ending Cumulative Net Credit Losses (Revised)*